UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2022

UNITED BANCSHARES, INC/OH
(Exact name of Registrant as specified in its Charter)

Ohio	000-29283	34-1516518
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

105 Progressive Drive, Columbus Grove, Ohio 45830-1241
(Address of principal executive offices)

Registrant’s telephone number, including area code:	(419) 659-2141

N/A
(Former name or former address, if changed since last report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange
Common Stock, No Par Value	UBOH	NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 19, 2022, the Company’s Board of Directors appointed Klint D. Manz, age 38, to the positions of Chief Financial Officer of United Bancshares, Inc. (the “Company”) and The Union Bank Company. This appointment is set to go into effect on July 19, 2022.

Mr. Manz earned his Bachelor of Business Administration in Accounting and his Masters of Science in Accounting from The University of Toledo, Toledo, Ohio. Mr. Manz served as a Staff Accountant, Senior Accountant, Commercial/Agricultural Lender, Profitability Manager and Assistant Controller for First Federal Bank of the Midwest from 2006 to 2019. Mr. Manz accepted the position of Commercial Loan Product Manager in 2019 with The Union Bank Company and has served in the role of Chief Lending Officer since 2021.

Mr. Manz current base salary is $162,500 per year and will also be eligible for discretionary annual cash bonuses, stock option awards under the Company’s 2016 Stock Option Plan, and discretionary and matching contributions to the Company’s Employee Stock Ownership Plan. He will also be entitled to receive other employee benefits generally available to all employees of the Company and the Bank, including participation in medical plans and the Company’s Employee Stock Purchase Plan. Mr. Manz has no family relationship with any director or executive officer of the Company or any of its affiliated subsidiaries, and he does not currently serve on the board of directors with any other company having shares publicly registered with the Securities and Exchange Commission.

Mr. Manz has no family relationship with any director or executive officer of the Company or any of its affiliated subsidiaries. Since the beginning of the Company’s last fiscal year, neither Mr. Manz nor any member of his immediate family have had transactions in excess of $120,000 with the Company or any of its affiliated subsidiaries which would be reportable under Item 404(a) of SEC Regulation S-K, other than loans made by the Bank in its ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated persons, and such loans did not involve more than the normal risk of collectability or present other unfavorable features.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned thereunto duly authorized.

UNITED BANCSHARES, INC.

Date: July 20, 2022	By:	/s/ Brian D. Young
Brian D. Young President and Chief Executive Officer

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